SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☒	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material under Rule 14a-12.

World Funds Trust

(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

WORLD FUNDS TRUST

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

The E-Valuator Funds

The E-Valuator Very Conservative (0%-15%) RMS Fund

The E-Valuator Conservative (15%-30%) RMS Fund

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

The E-Valuator Moderate (50%-70%) RMS Fund

The E-Valuator Growth (70%-85%) RMS Fund

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Important Voting Information Inside

________ __, 2021

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund (each a “Fund”, and, collectively the “Funds”), each a series of the World Funds Trust (the “Trust”).

The meeting is scheduled to be held at 10:00 a.m. Eastern Time on _________, 2021, at the offices of Commonwealth Fund Services, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval for a proposed change of the trust of which each of the Funds are a series. Each Fund is currently organized as a series of the Trust, an investment company with its principal offices in Richmond, Virginia. After completion of the proposed tax-free reorganizations, each Fund would be a series of the E-Valuator Funds Trust, a newly formed investment company with its principal offices in Bloomington, Minnesota. This reorganization of the Funds will not result in a change in adviser, or any change to the objectives, strategies or investment policies of the Funds.

We think that this proposal is in the best interest of the shareholders of each Fund. The Board of Trustees has unanimously recommended that shareholders of each Fund vote “FOR” the reorganization of their Fund.

Should you have any questions, please feel free to call us at 888-507-2798. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Sincerely,

David Bogaert,

President

World Funds Trust

WORLD FUNDS TRUST

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

________, 2021

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To the Shareholders:

A special meeting of the shareholders of The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund (each a “Fund”, and, collectively, the “Funds”), each a series portfolio of the World Funds Trust, will be held at the offices of Commonwealth Fund Services, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on _____, 2021 at 10:00 a.m., Eastern time, for the following purposes:

(1) To approve a proposed change of organization of the Funds. Each Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, each Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.

(2) To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on _____, 2021.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

If you have any questions, please call 888-507-2798. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

Sincerely,

David Bogaert

President

World Funds Trust

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON ____________, 2021: This Notice, Proxy Statement and the Funds’ most recent Annual Report to shareholders are available on the internet at proxyonline.com/docs/__________.pdf.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location. We plan to announce any such updates on our proxy website ____________.com and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of __________, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

The E-Valuator Funds

The E-Valuator Very Conservative (0%-15%) RMS Fund

The E-Valuator Conservative (15%-30%) RMS Fund

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

The E-Valuator Moderate (50%-70%) RMS Fund

The E-Valuator Growth (70%-85%) RMS Fund

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Each A Series Of

World Funds Trust

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PROXY STATEMENT

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MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of World Funds Trust (the “Trust”), with its principal office located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The proxies are to be used at a meeting of the shareholders of The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund (each a “Fund”, and, collectively the “Funds”) at the offices of Commonwealth Fund Services, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 on ______, 2021 at 10:00 a.m., Eastern time, and any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website _______________, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of __________, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

The primary purpose of the Special Meeting is for shareholders of the Funds to consider and approve the following proposals:

(1) To approve a proposed change of organization of the Funds to be effected in accordance with the Agreement and Plan of Reorganization (the “Reorganization Plan”) attached as Exhibit A to this Proxy Statement, pursuant to which each Fund would reorganize into a newly created fund with the same name (each, a “New Fund”), in a newly created trust, the E-Valuator Funds Trust, an investment company organized as a Delaware statutory trust (the “New Trust”).

(2) To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about ____XX, 2021.

PROPOSAL

At a meeting of the Trustees of the Trust held on ____ XX, 2021, the Trustees including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

SUMMARY OF PROPOSAL

Below is brief summary of the proposal and how it will affect each Fund. We urge you to read the Proxy Statement.

You are being asked to consider a reorganization of the Funds. Each Fund is currently a separate series of the Trust. Each Fund offers two classes of shares, R4 Class and Service Class shares. If approved by shareholders, each Fund will be reorganized into newly formed series of the New Trust (the “Reorganization”) that will offer identical share classes as the Funds. In addition, the Reorganization will not result in the any changes in the name, investment objective or principal investment strategy of the Funds, or their fiscal year. The Funds’ investment adviser, portfolio manager, independent registered public accountants and custodian will remain the same as well. The Funds’ distributor, administrator, fund accounting agent and transfer agent will be changing as part of the Reorganization but these changes are not expected to materially impact the services the Funds have been receiving or the fees being charged to the Funds for such services. Each shareholder will own the same number and class of shares of the New Fund immediately after the Reorganization. Each New Fund will offer similar shareholder services as its corresponding Fund. However, the New Funds will have a newly elected slate of trustees and officers who will be responsible for overseeing the New Funds operations. Information about the new trustees and officers is included in the section titled “Certain Information Regarding the Trustees and Officers.”

Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows: (a) each Fund transfers all of its assets to an identically-named series of the New Trust, in exchange for shares of such New Fund and the assumption by the New Fund of all of the liabilities of its transferring Fund, and (b) each Fund distributes the New Fund’s shares to its shareholders. A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

Systelligence, LLC (the “Adviser”), the Funds’ investment adviser, has also recommended, and the Board of the New Trust has approved the appointment of UMB Bank and its affiliates to provide operational services to the New Trust including serving as custodian, distributor, administrator, fund accounting agent and transfer agent.

The Board recommends a vote for this proposal. For information about the anticipated benefits of the Reorganization, see “Reasons for the Proposed Reorganization” below.

VOTING INFORMATION

Shareholders of record of the Funds at the close of business on February 10, 2021 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding the following number of shares for each Fund:

Fund	R4 Class	Service Class
The E-Valuator Very Conservative (0%-15%) RMS Fund
The E-Valuator Conservative (15%-30%) RMS Fund
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund
The E-Valuator Moderate (50%-70%) RMS Fund
The E-Valuator Growth (70%-85%) RMS Fund
The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal, without regard to the class of shares held. The presence at the meeting of holders of a majority of the outstanding shares of each Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for that Fund. A quorum being present, the Funds will adopt the proposal if a majority of the shares for such Fund vote to approve the proposal. For purposes of the proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Fund present at the meeting, if 50% or more of the outstanding voting securities of such Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Fund. The New Trust may terminate the Reorganization if the Reorganization is not approved by the Shareholders of each Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

Revocation of Proxies

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

-	delivering written notice of the proxy’s revocation to the Secretary of the Trust at the above address on the cover page prior to the meeting;

-	submitting a properly executed proxy bearing a later date, but prior to the meeting;

-	submitting a subsequent telephone or online vote; or

-	attending and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

Solicitation of Proxies

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. The Funds are paying for the costs of this proposed reorganization, including the expense of preparing, printing, and mailing of this proxy statement, the enclosed proxy card, and other expenses relating to the shareholder meeting. The costs of the reorganization and other related proxy costs is expected to be approximately $425,000 and will be allocated among the Funds based on average net assets. The Trust has engaged American Stock Transfer & Trust Company, LLC to assist in proxy solicitation. Employees of the Adviser and of Commonwealth Fund Services, Inc., a service provider for the Funds, may make additional solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. We will count proxies that are properly authorized by telephone or electronically transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

The most recent annual report of the Funds, including financial statements, for the fiscal year ended September 30, 2020, as well as the semi-annual report for each of the Funds for the semi-annual period ended March 31, 2020, have been mailed previously to the shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Funds at the address set forth on the first page of this proxy statement or by calling 888-507-2798, and they will be sent to you within three (3) business days by first class mail.

REASONS FOR THE PROPOSED REORGANIZATIONS

The Adviser requested that the Board consider the Reorganization. The Adviser represented to the Trustees that the Reorganizations offer several potential benefits to the Funds described below. Finally, the Adviser assured the Board that the Reorganization would not result in any changes to the Funds’ investment objectives or strategies, or in the portfolio manager. The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by the Adviser. In approving the Reorganization, the Trustees of the Trust determined that the proposed reorganization would be in the best interests of each Fund, and that the interests of each Fund’s shareholders would not be diluted as a result of effecting the Reorganization. In discussing the mechanics of the Reorganization with legal counsel to the Trust, the Trustees considered the following factors:

●	The Adviser believes that the New Funds may be marketed more effectively as part of their own trust.

●	The New Funds will be served by a new Board of Trustees that is only responsible for overseeing the New Funds. The Board has reviewed information provided to it by the Adviser and its representatives regarding the background and experience of the members of the contemplated new Board of Trustees for the New Funds and has determined that the members of the new Board of Trustees are adequately qualified to fulfill their responsibilities.

●	The Adviser believes that the fees and expenses of the new service provider platform are expected to be no higher than those currently in effect, and that the new platform may result in administrative efficiencies over time as a result of having all services integrated with a single service provider.

●	The investment objective, policies and restrictions of each New Fund are identical to those of the corresponding Fund, and each New Fund will be managed by the same portfolio manager and in accordance with the same investment strategies and techniques utilized in managing the corresponding Fund immediately prior to the Reorganization.

●	The Trust will receive an opinion of legal counsel that the Reorganization is not a taxable event for shareholders.

The Board now submits to shareholders of each Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal the Reorganization is expected to take effect (the “Closing”) on or about the close of business on April 9, 2021 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

SUMMARY OF PLAN OF REORGANIZATION

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. All information regarding the New Trust, its operations and the various agreements between the New Trust and its service providers have been supplied by the Adviser, and neither the current Trust nor any of its Trustees or officers have independently verified the accuracy of such information.

General Plan of Reorganization

The Reorganization Plan consists of several steps that will occur on the Closing Date after shareholder approval. First, each Fund will transfer all of its assets to a corresponding New Fund of the New Trust in exchange solely for shares of the corresponding New Fund and an assumption by such New Fund of all of the liabilities of the corresponding Fund. Immediately thereafter, each Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each such account the shares due to the shareholder in the Reorganization. Every shareholder will own the same type and number of shares of the corresponding New Fund as the type and number of Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 Service Class shares of The E-Valuator Moderate (50%-70%) RMS Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those Service Class shares would be canceled and you would receive 100 Service Class shares of the corresponding newly created E-Valuator Moderate (50%-70%) RMS Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date. A vote in favor of the proposed Reorganization will constitute an approval by shareholders of the written advisory agreement entered into by the New Trust on behalf of the New Funds.

Other Provisions

The Reorganization Plan, a form of which is attached as Exhibit A, contains certain representations and warranties, obligations, and covenants of the parties including certain indemnification obligations of the New Trust and the Adviser. The Reorganization Plan also includes a number of conditions to the closing of each Reorganization. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust. The significant conditions include: (a) the receipt by the Trust and the New Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization, (b) the receipt by each of the Trust and New Trust of an opinion of counsel regarding corporate and securities matters, and (c) with respect to each Reorganization, the approval of the Reorganization Plan by shareholders of such Fund (which may not be waived). The Reorganization Plan may be terminated by mutual agreement of the Trust and the New Trust. The Reorganization Plan may be terminated at any time prior to the Closing Date, before or after approval by the shareholders of the Funds, by the Board of Trustees of the Trust or the Board of Trustees of the New Trust due to (i) a breach by the other party of any representation, warranty, or agreement contained in the Reorganization Plan to be performed on or before the Closing Date, (ii) failure of the other party to satisfy conditions precedent to the closing, or (iii) a determination by either the Board of Trustees of the Trust or the New Trust that the consummation of the transactions is not in the best interest of such party. The Reorganization may be terminated with respect to a Fund if the shareholders of the Fund do not approve the Reorganization Plan. If the Reorganization Plan is not approved by shareholders of a Fund, the Trust’s Board of Trustees would have to consider its next steps, which may include a new solicitation of shareholders of such Fund or the possible termination of such Fund. In addition, the Reorganization Plan may be amended by the Board of Trustees of the Trust and the New Trust. However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT

TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT THE SHAREHOLDERS APPROVE THE REORGANIZATION PLAN

ELECTIONS, APPROVALS AND RATIFICATIONS

The Investment Company Act of 1940, as amended (“1940 Act”) generally requires that shareholders of a mutual fund elect the fund’s trustees, approve the fund’s investment advisory agreement and any distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, as well as ratify the trustees’ selection of an independent accountant for the fund. Those requirements apply to all new mutual funds, including the New Funds. If shareholders of the Funds approve the proposed reorganization, they will effectively be:

-	electing the trustees of the New Trust;

-	approving the investment advisory agreement with Systelligence, LLC with respect to each New Fund;

-	approving the 12b-1 plan for each New Fund’s R4 Class

-	approving the shareholder services plan for each new Fund’s R4 Class; and

-	ratifying the selection of Cohen & Company, Ltd. as the independent registered public accountants for the New Funds.

* Each Fund has adopted a shareholder services plan with respect to the R4 Class, which provides up to 0.25% of a Fund’s average net assets to pay for a variety of shareholder related services.

Technically, these elections, approvals and ratifications will be accomplished by a vote of Systelligence, LLC, as the sole initial shareholder of each New Fund prior to the Closing. The New Trust has approved (i) an investment advisory agreement with the same fees and substantially the same terms as the current investment advisory agreement for the Funds and (ii) a 12b-1 Plan and a Shareholder Services Plan with the same fees and terms as the current Funds with respect to the R4 Class. The New Trust has appointed the same auditor that has served as auditor of the Funds since their inception. The New Trust has a new set of Trustees and officers. Individuals who serve as Trustees and officers of the New Trust and New Funds are listed below under “Certain Information Regarding the Trustees and Officers.”

COMPARISON OF FUNDS AND NEW FUNDS

Investment Objectives, Limitations and Restrictions; Principal Investment Strategies and Risks

The investment objectives for each New Fund will be identical to those of its identically named Fund.

Fund	Investment Objective
E-Valuator Very Conservative (0%-15%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Very Conservative (0%-15%) RMS (Risk-Managed Strategy) Fund seeks as a primary objective to provide income and as a secondary objective stability of principal
E-Valuator Conservative (15%-30%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Conservative (15%-30%) RMS (Risk-Managed Strategy) Fund seeks to provide income but will at times seek growth and income within the stated asset allocation range
E-Valuator Conservative/ Moderate (30%-50%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Conservative/ Moderate (30%-50%) RMS (Risk-Managed Strategy) Fund seeks to provide both growth of principal and income but will at times focus primarily on providing income within the stated asset allocation range.
E-Valuator Moderate (50%-70%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Moderate (50%-70%) RMS (Risk-Managed Strategy) Fund seeks to provide both growth of principal and income but will at times focus primarily on providing growth of principal within the stated asset allocation range
E-Valuator Growth (70%-85%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Growth (70%-85%) RMS (Risk-Managed Strategy) Fund seeks to provide growth of principal but will at times seek to provide both growth of principal and income within the stated asset allocation range.
E-Valuator Aggressive Growth (85%-99%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Aggressive Growth (85%-99%) RMS (Risk-Managed Strategy) Fund seeks to provide growth of principal within the stated asset allocation range.

Additionally, the investment limitations and restrictions, as well as the principal investment strategies and risks for each New Fund will be identical to those of its identically named Fund.

Fees and Expenses

The tables of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Funds’ prospectus and on estimates for the New Funds. The following tables are designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in a New Fund’s shares as compared to the shares of the corresponding Fund. Information is presented as of September 30, 2020 for each Fund and their respective share classes. The fee tables do not take into consideration reorganization costs due which are one-time non-recurring costs.

Service Class Shares

The E-Valuator Very Conservative (0%-15%) RMS Fund

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.44%(2)	0.44%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.09%(2)	1.09%
Fee Waivers and/or Expense Reimbursements(1)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.00%	1.00%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.
(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.
(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$102	$338	$592	$1,321
New Service Class	$102	$338	$592	$1,321

The E-Valuator Conservative (15%-30%) RMS Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.28%(2)	0.28%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.93%(2)	0.93%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	0.86%	0.86%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.
(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.
(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$88	$289	$508	$1,137
New Service Class	$88	$289	$508	$1,137

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.44%(2)	0.44%
Acquired Fund Fees and Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.10%(2)	1.10%
Fee Waivers and/or Expense Reimbursements(1)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.01%	1.01%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.
(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.
(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$103	$341	$597	$1,332
New Service Class	$103	$341	$597	$1,332

The E-Valuator Moderate (50%-70%) RMS Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.24%(2)	0.24%
Acquired Fund Fees and Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	0.91%(2)	0.91%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	0.84%	0.84%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.
(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.
(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$86	$283	$497	$1,113
New Service Class	$86	$283	$497	$1,113

The E-Valuator Growth (70%-85%) RMS Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.23%(2)	0.23%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	0.91%(2)	0.91%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	0.84%	0.84%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$86	$283	$497	$1,113
New Service Class	$86	$283	$497	$1,113

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.25%(2)	0.25%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	0.93%(2)	0.93%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	0.86%	0.86%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$88	$289	$508	$1,137
New Service Class	$88	$289	$508	$1,137

R4 Class Shares

The E-Valuator Very Conservative (0%-15%) RMS Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.44%(2)	0.44%
Shareholder Services Plan	0.00%	0.00%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.34%(2)	1.34%
Fee Waivers and/or Expense Reimbursements(1)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.25%	1.25%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$127	$416	$725	$1,605
New R4 Class	$127	$416	$725	$1,605

The E-Valuator Conservative (15%-30%) RMS Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.28%(2)	0.28%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.19%(2)	1.19%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.12%	1.12%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$114	$371	$648	$1,437
New R4 Class	$114	$371	$648	$1,437

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.44%(2)	0.44%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.36%(2)	1.36%
Fee Waivers and/or Expense Reimbursements(1)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.26%	1.26%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$128	$421	$735	$1,626
New R4 Class	$128	$421	$735	$1,626

The E-Valuator Moderate (50%-70%) RMS Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.24%(2)	0.24%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.17%(2)	1.17%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.10%	1.10%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$112	$365	$637	$1,414
New R4 Class	$112	$365	$637	$1,414

The E-Valuator Growth (70%-85%) RMS Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.23%(2)	0.23%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.17%(2)	1.17%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.10%	1.10%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$112	$365	$637	$1,414
New R4 Class	$112	$365	$637	$1,414

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.25%(2)	0.25%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.19%(2)	1.19%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.12%	1.12%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$114	$371	$648	$1,437
New R4 Class	$114	$371	$648	$1,437

Adviser

Systelligence, LLC, located at 7760 France Avenue South, Suite 620, Bloomington, Minnesota 55435, serves as Adviser to each Fund under an investment advisory agreement with the Trust on behalf of such Fund. As part of the Reorganization, while it is the sole initial shareholder of its corresponding New Fund, each New Fund will approve a new investment advisory agreement with the Systelligence, LLC, with respect to each New Fund. Each New Fund’s investment advisory agreement will be substantially identical to its corresponding Fund’s existing agreements which are summarized below.

The Adviser entered into an Investment Advisory Agreement with the Trust on behalf of the Funds (the “Existing Advisory Agreement”) under which the Adviser selects the securities and manages the investments of the Funds, subject to the oversight of the Trust’s Board of Trustees. The Adviser will enter into an Investment Advisory Agreement (the “New Advisory Agreement”) with the New Trust with respect to the New Funds, under which the Adviser will select the securities and manage the investments for the New Funds, subject to the oversight of the New Trust’s Board of Trustees. Under the Existing Advisory Agreement, each Fund pays (and under the New Advisory Agreement the New Funds will pay) the Adviser a fee at an annualized rate of 0.45% based on the average daily net assets of the Fund/New Fund. For the fiscal year ended September 30, 2020, the Adviser received an aggregate fee of 0.38% from each Fund for investment advisory services performed under the Existing Advisory Agreement, expressed as a percentage of average net assets of the Existing Fund. A discussion regarding the basis for the Board to approve the New Advisory Agreement of the New Funds will be available in the first shareholder report of the New Funds. In addition to the advisory fees described above, the Existing Advisory Agreement and New Advisory Agreement permit the Adviser to receive certain benefits from its management of the New Funds in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Exchange Act of 1934, as amended.

Additionally, the Adviser has entered into a contractual agreement with the Trust with respect to each Fund under which it has agreed to waive its management fee with respect to each Fund to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of each of the Funds (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of each Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by each Fund within three years following the date that such waiver was made or such expense was incurred, provided that the particular Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser will enter into a contractual agreement with respect to the New Funds on the same terms currently in effect and may not terminate these contractual arrangements prior to January 31, 2022.

Portfolio Manager. The portfolio manager for the Funds will remain the same and will continue serving as such to the New Funds. The Funds are managed on a day-to-day basis by Kevin Miller. Mr. Miller created and began managing risk managed strategies for individual and corporate clients in 1997. His philosophy is grounded on the ability to maintain an independent perspective. Asset allocations of each Risk Managed Strategy are focused on the prudent, industry accepted standards toward volatility that is suitable to investors of varying risk temperaments. In 2012, Mr. Miller successfully launched a series of risk managed collective investment funds that had over $500 million in assets. As the representative of the sub-advisor to the collective investment funds that were the predecessor funds to the Funds, Mr. Miller sought to select managers that have below average expense ratios, with below average volatility, and consistently above average returns relative to the average of their respective peers (per Morningstar, Inc.).

COMPARATIVE INFORMATION ABOUT THE TRUST AND NEW TRUST

The Trust is organized as a Delaware statutory trust, and the New Trust is also organized as a Delaware statutory trust. The Trust and the New Trust each have adopted Agreements and Declarations of Trust and By-Laws (the “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and the New Trust.

COMPARATIVE SHAREHOLDER INFORMATION

Minimum Initial and Subsequent Investment Amounts

The New Funds will offer the same investment minimums and subsequent investment minimums as the Funds. The minimum initial investment for R4 Class shares is $10,000. Subsequent investments must be in amounts of $100 or more. The New Trust may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the New Trust. The New Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The New Trust may also change or waive policies concerning minimum investment amounts at any time. The New Trust retains the right to refuse to accept an order.

Comparative Information on Shareholder Services

The New Funds will offer similar shareholder services as the Funds, including telephone exchanges and telephone redemptions. For example, following the Reorganization, shareholders may exchange shares of one New Fund with shares for another New Fund. As with the Funds, exchange privileges may not be available for all New Funds and may continue to be limited to a specified holding period or may be changed or eliminated.

Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and with proper documentation.

Dividends and Distributions

The New Funds will have the same dividend and distribution policy as the Funds. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Funds following the Reorganization. Shareholders who currently have capital gains reinvested in the Funds will continue to have capital gains reinvested in the New Funds.

Distribution Arrangements

Shares of the Funds and the New Funds are each offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Funds’/New Funds’ distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Funds’/New Funds’ prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Continuation of Shareholder Accounts

The New Trust’s transfer agent will establish accounts for all current Fund shareholders with the New Funds. These accounts will be identical in all material respects to the accounts currently maintained by the Fund on behalf of its shareholders. In accordance with the terms and provisions of the Reorganization Plan, each of these accounts will contain the same number of New Fund shares as of the Closing as the account held by that shareholder immediately prior to the Reorganization.

Shareholder Servicing Plans

The New Trust has adopted a Shareholder Servicing Plan for R4 shares of the New Funds that is identical in all material respects to the Shareholder Servicing Plan currently in effect with respect to the R4 class of shares of the Funds. There will be no change in the fees paid by pursuant to the Shareholder Servicing Plan.

Fiscal Year

Each of the Funds currently operates on a fiscal year ending September 30. Following the Reorganization, the New Funds will continue with a September 30th fiscal year end.

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Funds will utilize the service providers as indicated below. For the service providers that are changing following the Reorganization information has been provided on the current service provider and the new service provider.

Independent Accountants

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, currently serves as each Fund’s independent accountant and will continue in the same capacity for the New Funds following the Reorganization. Cohen & Company, Ltd. will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor and Principal Underwriter

Information on the Funds current distributor is set forth in the section titled “Funds” while information on the New Funds distributor is set forth in the section titled “New Funds”.

Funds

First Dominion Capital Corp. (“FDCC” or the “Distributor”), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor serves as the Funds’ principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of shares. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

FDCC is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of each Fund’s shares is continuous. The Distributor may receive Distribution 12b-1 and Service Fees from the Funds, as described in the applicable Prospectus and Statement of Additional Information.

The Distributor receives no compensation as a result of the sale of each Fund’s shares. For its underwriting services, the Distributor may receive compensation from the Funds’ Rule 12b-1 plan to the extent that such plan generates sufficient fees to compensate for these services; otherwise, the Adviser is responsible for payment of such underwriting services.

New Funds

UMB Distribution Services, LLC (“UMBDS”) is the distributor (also known as the principal underwriter) of the shares of the New Funds and is located at 235 West Galena Street, Milwaukee, WI 53212. UMBDS is a registered broker-dealer and is a member of FINRA. UMBDS is not affiliated with the New Trust or the Adviser.

Under a Distribution Agreement with the New Trust (the “Distribution Agreement”), UMBDS serves as the New Funds’ principal underwriter and acts as exclusive agent for the New Funds in selling their shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of shares.

UMBDS receives no compensation as a result of the sale of each New Fund’s shares. For its underwriting services, UMBDS may receive compensation from the New Funds’ Rule 12b-1 and Shareholder Services plans to the extent that such plans generate sufficient fees to compensate for these services; otherwise, the Adviser is responsible for payment of such fees.

Administrator, Fund Accounting and Transfer Agency Services

Information on the Funds administrator, fund accountant and transfer agent is set forth in the section titled “Funds” while information on the New Funds administrator, fund accountant and transfer agent is set forth in the section titled “New Funds.”

Funds

Commonwealth Fund Services, Inc. is the Funds’ administrator, fund accountant, transfer agent and dividend disbursing agent (“CFS”). In its capacity as administrator, CFS supervises all aspects of the operations of the Funds except those performed by the Adviser. CFS will provide certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Funds, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Funds, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

CFS also provides accounting services to the Funds. CFS will be responsible for accounting relating to the Funds and their investment transactions; maintaining certain books and records of the Fund; determining daily the NAV per share of the Funds; and preparing security position, transaction, and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

CFS receives, for administrative services, an asset-based fee, computed daily and paid monthly on the average daily net assets of each Fund, subject to a minimum fee, plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees, computed daily and paid monthly, subject to a minimum fee, plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee, plus out-of-pocket expenses.

New Funds

Pursuant to a Fund Services Agreement, UMB Fund Services, Inc. (the “Administrator”), 215 W. Galena Street, Milwaukee, Wisconsin 53212, serves as each New Fund’s administrator and accounting agent. In its capacity as administrator, the Administrator supervises all aspects of the operations of the New Funds except those performed by the Adviser. The Administrator will provide certain administrative services and facilities for the New Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. The Administrator, as administrative agent for the New Funds, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

The Administrator also provides accounting services to the New Funds. The Administrator will be responsible for accounting relating to the New Funds and their investment transactions; maintaining certain books and records of the New Funds; determining daily the NAV per share of the New Funds; and preparing security position, transaction and cash position reports. The Administrator also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. The Administrator is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the New Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

The Administrator receives, for administrative services, an asset-based fee based computed daily and paid monthly on the average daily net assets of each New Fund, subject to a minimum fee plus out-of-pocket expenses. The Administrator receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. The Administrator is entitled to receive an asset-based fee, earned and paid monthly on the average daily net assets of each New Fund, subject to a minimum fee plus out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement, UMB Fund Services, Inc.(the “Transfer Agent”) provides certain shareholder and other services to the New Funds, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent will be responsible for processing orders and payments for share purchases. The Transfer Agent will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

Custodian

UMB Bank, N.A. (the “Custodian”), 1010 Grand Blvd., Kansas City, Missouri 64106, serves as the custodian of the Funds’ assets and will serve as the custodian of the New Funds’ assets.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

Following the Reorganizations, the operations of the New Funds will be overseen by the New Trust’s Board of Trustees (the “New Board”). The New Board consists of 4 individuals, 3 of whom are Independent Trustees. Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer, a Principal Financial Officer and a Chief Compliance Officer. The New Board also retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Board, is necessary or incidental to carry out any of the New Trust’s purposes. The Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, are noted with an asterisk(*).

By approving the Reorganizations, shareholders are authorizing the initial shareholder of the New Funds to ratify the appointment of the New Board.

Each Trustee was nominated to serve on the New Board based on his/her particular experiences, qualifications, attributes and skills. Generally, the New Trust believes that each Trustee is competent to serve because of his or her individual overall merits including:(i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The New Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes him/her each highly qualified.

Following is a list of the Trustees and executive officers of the New Trust and their principal occupation over the last five years. The address of each Trustee and officer is 7760 France Avenue South, Suite 620, Bloomington, Minnesota 55435.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with Trust(1)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald F. Dillenburg, 1967	Independent Trustee	Since 2020

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2020); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2019); Chief Compliance Officer (1996-2019and; Sarbanes-Oxley Code of Ethics Compliance Officer (2016-2019, AMG Funds IV); Partner and Chief Compliance Officer (2006-2016), and Chief Financial Officer (2006-2010), Aston Asset Management, LLC; and Chief Operating Officer (2003-2016), Secretary (1996-2015), Chief Financial Officer (1997-2010), and Treasurer (1996-2010), Aston Funds.

				6	None

Name and Year of Birth	Position(s) Held with Trust(1)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Theresa M. Fredrick, 1961	Independent Trustee	Since 2020	Director of Operational Due Diligence, Aurora Investment Management L.L.C. (2010-2017); formerly, consultant, Morningstar, Inc. (January 2020-October, 2020).	6	None
Louis A. Holland, Jr. 1964	Independent Trustee, Board Chair	Since 2020	President and Chief Financial Officer, CUMOTA LLC (a family office) (2008-Present).	6	Board Member, Wisconsin Foundation Alumni Association (Since 2017), UW-Madison Board of Visitors Letters & Science (Since 2016), TNE Management, LLC (Since 2013), and MMAR, LLC (Since 2019).
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.

INTERESTED TRUSTEE AND OFFICER

Name and Year of Birth	Position(s) Held with Trust(1)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Kevin R. Miller, 1961*	Trustee, President and Principal Executive Officer(2)	Since 2020	Chief Executive Officer and Chief Investment Officer of the Adviser (since 2016).	6	None
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.
(2)	Mr. Miller is an “interested person” of the Trust, as defined in the 1940 Act, because of his position with the Adviser and/or certain of its affiliates.

OFFICERS WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) Held with Trust(1)	Length of Time Served	Principal Occupation(s) During Past 5 Years
Collin J. Miller, 1988*	Vice President and Secretary	Since 2020	President, Systelligence, LLC (since 2016); President, The E-Valuator, LLC (investment advisory software) (since 2013); President, SIIMPLE, LLC (wealth management Platform) (since 2018).
Louis Sagert, 1980	Treasurer and Principal Financial Officer	Since 2020	Lead Administrator and Officer (2016-present) and other positions (2011-2016) at UMB Fund Services, Inc.
Kyle R. Bubeck 1955	Chief Compliance Officer	Since 2020	President and Founder of Beacon Compliance Consulting (2010-present).
(1)	Each Officer serves until his or her resignation, retirement or removal by the Board, or until his or her successor shall have been duly appointed and qualified.

The New Funds. After the Reorganization, the New Trust Trustees will be compensated as follows: for services on the Board of Trustees of the New Trust, each New Trust Trustee who is not an officer or employee of the Adviser or any other service provider will receive an annual retainer of $30,000, plus $500 for each special Board or Committee meeting attended (other than a day on which a regular quarterly Board meeting is held) and reimbursement for reasonable out-of-pocket expenses incurred in attending meetings.

The Interested Trustee is not compensated by the Trust for his services on the Board. The Trust does not compensate any of its officers individually. UMB Fund Services, Inc, is compensated for providing Treasury services and Beacon Compliance Consulting is compensated for providing CCO services.

EXPENSES OF THE REORGANIZATION

The Funds will bear all expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $425,000. Such expenses will be allocated among the Funds based on average net assets.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequence of the Reorganization by a Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss will be recognized by the shareholders of a Fund as a result of the Fund’s distribution of its corresponding New Fund shares to such shareholders in exchange for such shareholder’s Fund shares. In addition, a shareholder’s tax basis for shares held in a Fund will carry over to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the corresponding New Fund shares received in the Reorganization. As a condition to the Closing Date, each of the Trust and New Trust shall have received a legal opinion from Practus, LLP to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and the New Trust and certifications received from the Trust and the New Trust on behalf of each of the Funds and the New Funds.

Immediately prior to the Closing Date, each Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the record date, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

As of _____, 2021, the following persons owned of record, or beneficially owned, 5% or more of the outstanding voting shares of the Funds’ shares:

Names and Addresses	Percent of Class	Type of Ownership
The E-Valuator Very Conservative (0%-15%) RMS Fund Service Class
TD Ameritrade Trust Company Attn: House P.O. Box 17748 Denver, CO 80217-0748		Record
TD Ameritrade Inc. FBO/Customers P.O. Box 2226 Omaha, NE 68103-2226		Record
The E-Valuator Very Conservative (0%-15%) RMS Fund R4 Class
UMB C/F K. W. Rossow IRA 503 Inverness Lane Saint Peter, MN 56082		Record
UMB C/F M. Knooihuizen IRA 5050 Bryant Avenue S. Minneapolis, MN 55419		Record
UMB C/F D. Davidson IRA 6058 Clarion Circle Minnetonka, MN 55343		Record
UMB C/F B. Murray IRA 17797 Layton Path Lakeville, MN 55044		Record
UMB C/F R. Burton IRA 18830 Partridge Circle Eden Prairie, MN 55346		Record
UMB C/F D. W. King IRA 516 E. Shadow Creek Lane Sioux Falls, SD 57108		Record
The E-Valuator Conservative (15%-30%) RMS Fund Service Class
TD Ameritrade Trust Company Attn: House P.O. Box 17748 Denver, CO 80217-0748		Record

TD Ameritrade Inc. FBO/Customers P.O. Box 2226 Omaha, NE 68103-2226	Record
The E-Valuator Conservative (15%-30%) RMS Fund R4 Class
UMB C/F K. McGaffey IRA 18775 County Road 10 Deerwood, MN 56444	Record
UMB C/F D. Atchison IRA 13591 Paragon Avenue N. Stillwater, MN 55082	Record
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund Service Class
TD Ameritrade Trust Company Attn: House P.O. Box 17748 Denver, CO 80217-0748	Record
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund R4 Class
UMB C/F D. Driessen IRA 12155 Danbury Way Rosemount, MN 55068	Record
UMB C/F C. K. Wirth IRA 501 Theodore Wirth Parkway #210 Golden Valley, MN 55422	Record
UMB C/F M. D. Hewitt IRA 14818 E. Fish Hook Drive Park Rapids, MN 56470	Record
UMB C/F C. A. Rossow IRA 46697 Mosquito Lane Perham, MN 56573	Record
UMB C/F K. Detlefsen IRA P.O. Box 229 Atwater, MN 56209	Record
UMB C/F J. Geistfeld IRA 82 Jonathon Drive New Ulm, MN 56073	Record
The E-Valuator Moderate (50%-70%) RMS Fund Service Class
TD Ameritrade Trust Company Attn: House P.O. Box 17748 Denver, CO 80217-0748	Record
TD Ameritrade Inc. FBO/Customers P.O. Box 2226 Omaha, NE 68103-2226	Record
The E-Valuator Growth (70%-85%) RMS Fund Service Class
TD Ameritrade Trust Company Attn: House P.O. Box 17748 Denver, CO 80217-0748	Record
The E-Valuator Growth (70%-85%) RMS Fund R4Class
UMB C/F D. Davidson IRA 6058 Clarion Circle Minnetonka, MN 55343	Record
UMB C/F R. Peterson IRA P.O. Box 85 Grove City, MN 56243	Record

The E-Valuator Aggressive Growth (85%-99%) RMS Fund Service Class
TD Ameritrade Trust Company Attn: House P.O. Box 17748 Denver, CO 80217-0748	Record
TD Ameritrade Inc. FBO/Customers P.O. Box 2226 Omaha, NE 68103-2226	Record
The E-Valuator Aggressive Growth (85%-99%) RMS Fund R4 Class
UMB C/F E. Johnson Inherited IRA 19520 W. Tri Oak Circle N.E. Wyoming, MN 55092	Record
TD Ameritrade Trust Company C/O 00TQ1 P.O. Box 17748 Denver, CO 80217-0748	Record
UMB C/F E. Johnson IRA 19520 W. Tri Oak Circle N.E. Wyoming, MN 55092	Record
UMB C/F S. Peterson IRA P.O. Box 85 Grove City, MN 56243	Record

SECURITY OWNERSHIP OF MANAGEMENT

The table below shows for each New Trust Trustee, the amount of Fund shares beneficially owned by each New Trust Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of February 10, 2021 [•], and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Independent Trustee	All Funds Name	Dollar Range of Equity Securities in All Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Gerald F. Dillenburg	A	A	A
Theresa M. Fredrick	A	A	A
Louis A. Holland, Jr.	A	A	A
Name of Interested Trustee	Fund Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Kevin R. Miller			E

The E-Valuator Aggressive Growth (85%-99%) RMS Fund	E
The E-Valuator Growth (70%-85%) RMS Fund	E
The E-Valuator (50%-70%) Moderate RMS Fund	D
The E-Valuator Conservative (15%-30%) RMS Fund	D
The E-Valuator Very Conservative (0%-15%) RMS Fund	D
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund	A

The Trustees and officers of the Trust owned no shares of the Funds as of the Record Date.

CAPITALIZATION

The following table sets forth as of the annual period on September 30, 2020: (1) the audited capitalization of each Fund’s R4 Class shares and Service Class shares, and (2) the unaudited pro forma capitalization of each New Fund’s R4 Class shares and Service Class shares assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Funds and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
The E-Valuator Very Conservative (0%-15%) RMS Fund	$17,937,534
R4 Class Shares Service Class Shares	$10,165,978 $7,771,556	$10.61 $10.47	958,401 742,058

Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($6,915) ($5,287)	($0.01) ($0.01)	— —

The E-Valuator Very Conservative (0%-15%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$10,159,063 $7,766,269	$10.60 $10.47	958,401 742,058
Total	$17,925,332

The E-Valuator Conservative (15%-30%) RMS Fund	$58,271,454

R4 Class Shares Service Class Shares	$15,155,124 $43,116,330	$10.80 $10.76	1,403,027 4,006,086

Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($10,309) ($29,330)	($0.01) ($0.01)	— —

The E-Valuator Conservative (15%-30%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$15,144,815 $43,087,000	$10.79 $10.76	1,403,027 4,006,086
Total	$58,231,815

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund	$22,565,199
R4 Class Shares Service Class Shares	$3,907,071 $18,658,128	$10.80 $10.64	361,640 1,752,923

Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($2,658) ($12,692)	($0.01) ($0.01)	— —

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$3,904,413 $18,645,436	$10.80 $10.64	361,640 1,752,923
Total	$22,549,849

The E-Valuator Moderate (50%-70%) RMS Fund	$167,456,738
R4 Class Shares Service Class Shares	$32,977,916 $134,478,822	$11.34 $11.34	2,907,361 11,856,092

Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($22,433) ($91,478)	($0.01) ($0.01)	— —

The E-Valuator Moderate (50%-70%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$32,955,483 $134,387,344	$11.34 $11.33	2,907,361 11,856,092
Total	$167,342,827

The E-Valuator Growth (70%-85%) RMS Fund	$243,826,910
R4 Class Shares Service Class Shares	$28,605,984 $215,220,926	$11.78 $11.72	2,428,224 18,364,661

Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($19,459) ($146,402)	($0.01) ($0.01)	— —

The E-Valuator Growth (70%-85%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$28,586,525 $215,074,524	$11.77 $11.71	2,428,224 18,364,661
Total	$243,661,049

The E-Valuator Aggressive Growth (85%-99%) RMS Fund	$114,718,652
R4 Class Shares Service Class Shares	$9,624,059 $105,094,593	$12.19 $12.18	789,482 8,625,012

Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($6,547) ($71,490)	($0.01) ($0.01)	— —

The E-Valuator Aggressive Growth (85%-99%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$9,617,512 $105,023,103	$12.18 $12.18	789,482 8,625,012
Total	$114,640,615

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

The Trust does not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of the New Trust at 7760 France Avenue South, Suite 620, Bloomington, Minnesota 55435. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __th day of February, 2021, by and between World Funds Trust, a Delaware statutory trust (“WFT”), with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, with respect to its series, The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, The E-Valuator Aggressive Growth (85%-99%) RMS Fund, each series offering two classes of shares (R4 shares and Service Class) (each a “Transferring Fund” and collectively, the “Transferring Funds”), and E-Valuator Funds Trust, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 760 France Avenue South, Suite 620, Bloomington, Minnesota 55435, on behalf of its identically -named series (each an “Acquiring Fund” and, together, the “Acquiring Funds,” and collectively with the Transferring Funds, the “Funds”). Systelligence, LLC (“Systelligence”), the investment adviser to the Funds, with its principal place of business at 7760 France Avenue South, Suite 620, Bloomington, Minnesota 55435, is party to this Agreement.

With respect to each Transferring Fund and the corresponding Acquiring Fund, this Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). This Agreement is entered into for the purpose of reorganizing each Transferring Fund as a new series under a newly formed Delaware statutory trust.  To accomplish such reorganization, the parties hereto agree that the reorganization shall consist of: (i) the transfer of all of the assets of each Transferring Fund in exchange for shares of beneficial interest, no par value per share, of the applicable class of the corresponding Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the corresponding Transferring Fund; and (iii) the distribution on or immediately after the Closing hereinafter referred to, of the applicable class of the Acquiring Fund Shares to the shareholders of the corresponding Transferring Fund and the liquidation and termination of each Transferring Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and collectively, the “Reorganizations”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, each Transferring Fund is a separate series of WFT, an open-end, registered management investment company and each Transferring Fund owns securities that generally are assets of the character in which its respective Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund is a separate series of the Acquiring Trust, an open-end, registered management investment company, and each Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of WFT, including a majority of trustees who are not “interested persons” of WFT, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) has determined that the Reorganization, with respect to each Transferring Fund, is in the best interests of the Transferring Fund’s shareholders, and that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the Reorganization;

WHEREAS, each Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have no assets, other than de minimis assets received in connection with the issuance of one (1) share of the Acquiring Fund to facilitate the organization of the Acquiring Fund, which will be redeemed prior to the Closing (as defined in paragraph 3.1), and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of each Acquiring Fund.

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TRANSFERRING FUNDS’ LIABILITIES AND TERMINATION OF THE TRANSFERRING FUNDS

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Transferring Fund agrees to assign, transfer and convey all of its assets and liabilities, as set forth in paragraphs 1.2 and 1.3 respectively, to an identically-named Acquiring Fund. In exchange, each Acquiring Fund agrees (i) to deliver to its respective Transferring Fund the number of full and fractional shares of the applicable class of the Acquiring Fund equal in value to the value of full and fractional shares of the applicable class of the Transferring Fund then outstanding, and (ii) to assume the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing”).

1.2       ASSETS TO BE ACQUIRED. The Transferring Fund will prepare or cause to be prepared an unaudited statement of its assets and liabilities (the “Statement”) reflecting the financial condition of the Transferring Fund as of the Valuation Time (as defined in paragraph 2.1); such Statement will be prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied, from the Transferring Fund’s prior audited period. The assets of the Transferring Fund to be acquired by the Acquiring Fund at the Closing will consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Transferring Fund, and any deferred or prepaid expenses, reflected on the Statement (the “Assets”). WFT, on behalf of each Transferring Fund, will pay or cause to be paid to the applicable Acquiring Fund any dividends or interest received by the Transferring Fund after the Closing with respect to Assets transferred to the applicable Acquiring Fund hereunder. WFT, on behalf of each Transferring Fund, will transfer to the applicable Acquiring Fund any distributions, rights or other assets received by the Transferring Fund after the Closing as distributions on or with respect to the Assets. Such assets will be deemed included in the Assets transferred to the Acquiring Fund at the Closing (as defined in paragraph 3.1) and will not be separately valued.

1.3       LIABILITIES TO BE ASSUMED.  Each Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Valuation Time. At the Closing, each Acquiring Fund shall assume all of the liabilities of its respective Transferring Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time whether or not they are reflected on the Statement of Assets and Liabilities, except for Excluded Liabilities (the “Liabilities”).

1.4       LIQUIDATION AND DISTRIBUTION.  Immediately after the Closing: (a) each Transferring Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Transferring Fund Shareholders”), determined as of the Valuation Time (as defined in paragraph 2.1), of the applicable class of all the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to liquidate and then terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the applicable class of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Transferring Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Transferring Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Transferring Fund before the Effective Time (as defined in paragraph 3.1) with respect to Transferring Fund shares that are held of record by a Transferring Fund Shareholder at the Effective Time on the Closing Date.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ transfer agent. Shares of each class of each Acquiring Fund will be issued simultaneously to the corresponding class of the corresponding Transferring Fund, in an amount equal in value to the NAV of such class of each Transferring Fund’s shares, to be distributed to shareholders of the corresponding Transferring Fund.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7       REPORTING RESPONSIBILITY. Any reporting responsibility of each Transferring Fund is and shall remain the responsibility of the Transferring Fund, up to and including the Closing Date, and such later date on which the Transferring Fund is terminated; provided that, any tax returns or financial reporting filings for periods ending after the Closing shall be the responsibility of the Acquiring Fund.

1.8       LIQUIDATION AND TERMINATION. Each Transferring Fund shall be liquidated immediately following the Closing and the making of all distributions pursuant to paragraph 1.4, and shall be promptly terminated in accordance with the governing documents of WFT. Subject to the conditions set forth in this Agreement, the failure of one of the Transferring Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Transferring Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms “Acquiring Fund” and “Transferring Fund” as meaning only those series of the Acquiring Trust and WFT, respectively, that are involved in the Reorganization as of the Closing Date.

1.9       INITIAL SHARE. Prior to the Closing, each Acquiring Fund will issue one (1) Service Class  share of beneficial interest of the Acquiring Fund (the “Initial Share”) to Systelligence or one of its affiliates (the “Sole Shareholder”) in exchange for $1.00 for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund. Prior to the Closing, the Initial Share will be redeemed and cancelled by the Acquiring Fund in exchange for $1.00.

ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS. The value of a Transferring Fund’s net assets to be acquired by its respective Acquiring Fund hereunder shall be the value of such net assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called a “Valuation Time”), using the valuation procedures set forth in WFT’s Declaration of Trust and each Transferring Fund’s then current prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties. Each Acquiring Fund and Transferring Fund agrees, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of any Acquiring Fund and those determined in accordance with the pricing policies and procedures of its respective Transferring Fund.

2.2       VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share as established by the Board of Trustees of the Acquiring Trust.

2.3       SHARES TO BE ISSUED. The number of each Acquiring Fund’s shares to be issued to its corresponding Transferring Fund (including fractional shares) shall be determined with respect to each class by dividing the value of the net assets of the Transferring Fund with respect to such class determined in accordance with paragraph 2.1, by the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with paragraph 2.2. Upon the Transferring Fund’s liquidating distribution each holder of shares of the Transferring Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4       DETERMINATION OF VALUE. All computations of value of net assets shall be made by Commonwealth Fund Services, Inc. (“CFS”) in accordance with its regular practice in pricing the shares and assets of each Transferring Fund as accounting agent. To the extent that the valuation policies and procedures of the Acquiring Trust, applied to the Assets of a Transferring Fund that will be transferred to the corresponding Acquiring Fund, would result in material pricing differences from the valuation policies and procedures used by the Transferring Fund, the Acquiring Trust and WFT agree to use commercially reasonable efforts to resolve, prior to the Valuation Time, any such material pricing differences.

ARTICLE III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE AND LOCATION. Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII, and VIII, the closing (the “Closing”) will be on or about [•], 2021 or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time unless otherwise provided. The Closing shall be held as of 5:00 p.m. Eastern Time (the “Effective Time”) at the offices of CFS at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or at such other time and/or place as the parties may agree, or by exchanging executed copies of required documents among the parties.

3.2       DELIVERY OF ASSETS. Delivery of the Assets will be made as of the Closing and will be delivered to UMB Bank N.A., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If WFT, on behalf of the Transferring Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.2 of any Assets for the reason that any of such Assets have not yet been delivered to the Transferring Fund by the Transferring Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, WFT, on behalf of the Transferring Fund, will deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

3.3       CUSTODIAN’S CERTIFICATE. At the Closing or as soon as practicable thereafter, WFT will cause the custodian for the Transferring Fund to deliver to the Acquiring Fund, on behalf of the Acquiring Fund, a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash and any other Assets have been delivered in proper form to the Acquiring Fund as of the final settlement date for such transfers; and (b) all necessary taxes, including without limitation all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities, cash and any other Assets by the Transferring Fund. At the Closing or as soon as practicable thereafter, Acquiring Trust will cause the custodian to deliver to WFT, on behalf of the Transferring Fund, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Transferring Fund’s portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

3.4       TRANSFER AGENT’S CERTIFICATE. WFT shall cause CFS, as transfer agent for each Transferring Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Transferring Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately as of the Closing.  Acquiring Trust shall cause its transfer agent to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited at the Closing to the Secretary of WFT or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.5       EFFECT OF SUSPENSION IN TRADING. In the event that as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or a Transferring Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or a Transferring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as soon as practicable thereafter that is mutually acceptable to the parties hereto.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE TRANSFERRING FUNDS.  WFT on its own behalf and on behalf of each Transferring Fund represents and warrants to Acquiring Trust and the respective Acquiring Fund as follows:

(a)       The Transferring Fund is a separate series of WFT, a statutory trust, validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement, and the Transferring Funds are each duly established series of WFT.

(b)        WFT is registered as an investment company, classified as a management company of the open-end type under the 1940 Act and the shares of the Transferring Funds are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. WFT and each Transferring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)       The current Prospectus and Statement of Additional Information of the Transferring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)       The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of WFT’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e)       Except as otherwise disclosed in writing to and accepted by the Acquiring Trust and Acquiring Funds, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement.

(f)       The audited financial statements of the Transferring Fund have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and have been prepared in accordance with GAAP, and such statements (copies of which have been furnished to the Acquiring Funds) fairly reflect the financial condition of the Transferring Fund as of the last date of its most recently completed fiscal year in all material respects as of that date, and there are no known contingent liabilities of the Transferring Fund as of that date not disclosed in such statements.

(g)       Since the last date of its most recently completed fiscal year, there have been no material adverse changes in the financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in the net asset value per share of the Transferring Fund due to declines in market value of the securities held in each Transferring Fund’s portfolio shall not constitute a material adverse change.

(h)       All federal, state, local and other tax returns and reports of the Transferring Fund required by law to be filed by it (taking into account permitted extensions) have been timely filed, and are complete and correct in all material respects. All federal, state, local and other taxes required to be paid (whether or not shown due on such returns and reports) shall have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements in (g) above are properly reflected on such financial statements. To the knowledge of WFT and each Transferring Fund, no tax authority is currently auditing or threatening to audit the Transferring Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties) has been asserted with respect to the Transferring Fund.

(i)       All issued and outstanding shares of the Transferring Fund are, and at the Closing, will be duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.4. The Transferring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares and has no outstanding securities convertible into any of the Transferring Fund shares.

(j)        All issued and outstanding shares of the Transferring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Acquiring Trust in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. WFT’s registration statement under the 1933 Act is not subject to any “stop order,” and WFT is, and was, fully qualified to sell the shares of each Transferring Fund in each jurisdiction in which such shares are being, or were, registered and sold.

(k)       At the Closing Date, the Transferring Fund will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)        The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund. This Agreement constitutes a valid and binding obligation of WFT on behalf of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      WFT shall prepare a proxy statement on Schedule 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”) for the Transferring Funds soliciting approval from Transferring Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein (the “Proxy Statement”).

(n)       The information to be furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)       For each taxable year of its operations (including the taxable year that includes the Closing Date for that portion of such taxable year ending on the Closing Date), the Transferring Fund (i) has been, or for the portion of its taxable year ending on the Closing Date will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, or for the portion of its taxable year ending on the Closing Date will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been, or for the portion of its taxable year ending on the Closing Date will be, eligible to compute and has computed its federal income tax under Section 852 of the Code and (iv) has not been, or for the portion of its taxable year ending on the Closing Date will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Transferring Fund has not taken any action or caused any action to be taken or failed to cause any action to be taken which action or failure could cause the Transferring Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Transferring Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(p)       Neither WFT nor the Transferring Fund is under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

(q)       The Transferring Fund does not own any property that was received in a “conversion transaction” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is or will be subject to the rules of Section 1374 of the Code (without regard to any election pursuant to Treasury Regulation Section 1.337(d)-7(c)(5)) as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(r)        Except as otherwise disclosed to the Acquiring Trust, WFT, with respect to the Transferring Fund, has not previously been a party to a transaction that qualified as a reorganization under Section 368(a) of the Code.

(s)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by WFT, for itself and on behalf of each Transferring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required, in the opinion of its counsel, subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Transferring Fund as described in paragraph 5.2.

4.2           REPRESENTATIONS OF THE ACQUIRING FUNDS. The Acquiring Trust on its own behalf and on behalf of each Acquiring Fund represents and warrants to WFT and the respective Transferring Fund as follows:

(a)       The Acquiring Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement, and each Acquiring Fund is a duly established series of the Acquiring Trust.

(b)       The Acquiring Trust is registered as an investment company, classified as a management company of the open-end type under the 1940 Act, and, as of the Closing, the Acquiring Fund’s shares to be issued after the closing of the Reorganization will be registered under the 1933 Act, and such registrations will not have been revoked or rescinded and are in full force and effect. The Acquiring Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)       The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not, result in a violation of any material provision of the Acquiring Trust’s Agreement and Declaration of Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or each Acquiring Fund is a party or by which it is bound.

(d)       Except as otherwise disclosed in writing to WFT, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(e)       The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(f)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(g)       The information to be furnished by an Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(h)       From the date of the definitive Proxy Statement, through the time of the meeting of the Transferring Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to an Acquiring Fund for use in the Proxy Statement or any other materials provided in connection with the Reorganization, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(i)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, 1934 Act, the 1940 Act, or Delaware law, for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of each Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of each Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date in the opinion of its counsel.

(j)       Each Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code and will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and will do so for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year for federal income tax purposes.

(k)       No consideration other than the Acquiring Fund Shares (and each Acquiring Fund’s assumption of the corresponding Transferring Fund’s Liabilities) will be issued by the Acquiring Fund in exchange for the Target Fund’s Assets in the Reorganization.

(l)       The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization. As of the time immediately prior to the Closing, the Acquiring Fund has carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations. Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing.

(m)       As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in paragraph 1.9 above. The Initial Share will be redeemed and cancelled prior to the Closing.

(n)       Prior to the Closing Date, the Acquiring Trust and its service providers that are required to adopt procedures pursuant to Rule 38a-1 under the 1940 Act, including without limitation, Systelligence, shall have adopted written policies and procedures in compliance with Rule 38a-1 under the 1940 Act.

4.3           REPRESENTATIONS OF SYSTELLIGENCE. Systelligence represents and warrants that it has performed reasonable due diligence on each of the new Trustees for the Acquiring Trust and has determined that each Trustee is qualified and able to perform his/her duties as Trustee. Systelligence further represents that the representations and warranties contained in Section 4.2 are accurate and complete in all material respects.

ARTICLE V

COVENANTS OF EACH ACQUIRING FUND AND EACH TRANSFERRING FUND

5.1           OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each Transferring Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

5.2           OPERATION OF ACQUIRING FUNDS. Prior to the Closing, the Acquiring Funds will not have any issued and outstanding securities or assets other than as contemplated by paragraph 1.9 above. The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization and, prior to the Closing, the Acquiring Fund will have carried on no business activities, other than as necessary to facilitate the organization of each Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.

5.3           APPROVAL OF SHAREHOLDERS.  WFT will call a special meeting of Transferring Fund Shareholders to consider and act upon this Agreement and the Reorganization, and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4           INVESTMENT REPRESENTATION.  Each Transferring Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.5           ADDITIONAL INFORMATION.  Each Transferring Fund will assist its respective Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund’s shares.

5.6           FURTHER ACTION.  Subject to the provisions of this Agreement, each Acquiring Fund and its respective Transferring Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.7           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable upon the request of the Acquiring Funds, each Transferring Fund shall furnish its respective Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Transferring Fund for federal income tax purposes that will be carried over by the corresponding Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by the Acquiring Funds’ auditor and certified by WFT’s Treasurer.

5.8           INDEMNIFICATION

(a)       Acquiring Trust will assume any and all liabilities and obligations of WFT relating to any obligation of WFT to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Transferring Funds, each to the fullest extent permitted by law and WFT’s Declaration of Trust, as in effect as of the date of this Agreement.  Without limiting the foregoing, Acquiring Trust agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under WFT’s Declaration of Trust as it relates to the Transferring Fund and all rights to indemnification and all limitations of liability, each as in effect as of the date of this Agreement shall survive the Reorganization, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against Acquiring Trust, its successors or assigns.

(b)       Each Acquiring Fund agrees to indemnify and hold harmless WFT’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of legal fees and costs of investigation) to which the Transferring Fund or any of its Trustees or officers may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or otherwise relates to an Acquiring Fund.

(c)       To the extent indemnification is not provided by or available from the Acquiring Trust and the Acquiring Funds and to the extent any applicable and eligible insurance coverages have been exhausted that WFT may carry pursuant to this Agreement, Systelligence agrees to indemnify WFT, its employees, Trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses arising out of any shareholder litigation, or SEC staff inquiries and investigations or SEC disciplinary action taken with respect to any of the Transferring Funds.

5.9           POST-REORGANIZATION COOPERATION. For a period of six months following the closing of a Reorganization, WFT shall, upon request, provide the Acquiring Trust with reasonable assistance in the preparation and review of filings of the Acquiring Funds to the extent such filings are dependent on records or transactions of the Transferring Funds that occurred prior to the closing date of a Reorganization including, without limitation, filings on Form N-CEN and Form N-CSR, provided that the Acquiring Funds shall bear the fees and expenses related to such request, which may be subject to such conditions as WFT and Acquiring Trust shall negotiate after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TRANSFERRING FUND

The obligations of WFT, on behalf of each Transferring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by its respective Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing, and, in addition, subject to the following conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Each Acquiring Fund shall have delivered to its respective Transferring Fund a certificate executed in the Acquiring Fund’s name by Acquiring Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

6.2           The Transferring Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Acquiring Trust, dated as of such Closing Date, in a form reasonably satisfactory to the Transferring Funds, covering the following points:

(a)       The Acquiring Trust is validly existing in good standing as a statutory trust under the Statutory Trust Act, 12 Del. C. §§ 3801 et. seq.

(b)       The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission is in full force and effect.

(c)       This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Transferring Funds, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Funds enforceable against each Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)       The Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement are duly authorized for issuance and, when issued and delivered as provided in this Agreement, will be validly issued, fully paid and non-assessable.

(e)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Funds of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws (as to which such counsel expresses no opinion); provided, however, that such counsel expresses no opinion regarding the parties’ reliance on Rule 145 under the 1933 Act.

(f)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Agreement and Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Trust, on behalf of the Acquiring Funds, is a party or by which an Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which an Acquiring Fund is a party or by which it is bound.

(g)       In the ordinary course of such counsel’s representation of the Acquiring Funds and the Adviser, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened in writing as to an Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel’s representation of the Acquiring Funds and the Adviser, and without having made any investigation, to the knowledge of such counsel, the Acquiring Funds are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Funds’ business, other than as previously disclosed to WFT.

For purposes of this Article VI, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3           Except as provided in this Agreement, as of the Closing Date with respect to the Reorganization of a Transferring Fund, there shall have been no material change in the investment objective, policies, restrictions and limitations, nor any material change in the investment management fee schedule, fee levels payable pursuant to any 12b-1 plan of distribution, estimated total annual expense ratio, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Funds from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by each corresponding Transferring Fund of all the obligations to be performed by the Transferring Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1           All representations, covenants, and warranties of a Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Transferring Fund shall have delivered to its respective Acquiring Fund on such Closing Date a certificate executed in the Transferring Fund’s name by WFT’s President or Vice President and the Treasurer or Assistant Treasurer, dated as of such Closing Date, to such effect.

7.2           The Transferring Fund shall have delivered to its respective Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of WFT.

7.3           The Acquiring Funds shall have received on the Closing Date an opinion from counsel dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

(a)       WFT is a statutory trust validly existing in good standing as a statutory trust under the Statutory Trust Act, 12 Del. C. §3801 et. seq.

(b)       WFT is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission is in full force and effect.

(c)       This Agreement has been duly authorized, executed and delivered by WFT on behalf of each Transferring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Funds, is a valid and binding obligation of the Transferring Funds enforceable against each Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of WFT’s Agreement and Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which an Transferring Fund is a party or by which a Transferring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which a Transferring Fund is a party or by which it is bound.

(e)       To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by a Transferring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws (as to which such counsel expresses no opinion); provided, however, that such counsel expresses no opinion regarding the parties’ reliance on Rule 145 under the 1933 Act.

7.4           The Transferring Fund shall have delivered to its respective Acquiring Fund evidence of the termination of the contracts specifically pertaining to the Transferring Fund set forth in Schedule 7.4.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH

ACQUIRING FUND AND TRANSFERRING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Transferring Fund or its respective Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to each Transferring Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the respective Transferring Fund in accordance with Delaware law and the provisions of WFT’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the respective Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Transferring Fund may waive the conditions set forth in this paragraph 8.1 with respect to its Reorganization.

8.2          Subject to the waiver by both of the Acquiring Trust and Systelligence, the closing of each Reorganization is conditioned on the satisfaction or waiver of the closing conditions with respect to each other Reorganization.

8.3          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.4          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Transferring Fund, provided that either party hereto may waive any such conditions for itself.

8.5          WFT may obtain such “tail” or “run-off” insurance (e.g., errors and omissions / directors and officers) (and such other insurances as WFT deems appropriate) with respect to the Transferring Funds as the Board of Trustees of WFT deems appropriate and the expense of such insurances shall be paid by the Transferring Funds. WFT will provide the Acquiring Trust with evidence of such coverages as its Board of Trustees has determined to put in place as of the date of this Agreement; notwithstanding, nothing contained herein shall be construed so as to limit the Board of Trustees of WFT from obtaining such additional coverages as it may deem appropriate prior to the Closing Date.

8.6          With respect to each reorganization of a Transferring Fund into its corresponding Acquiring Fund, the parties shall have received a favorable opinion of Practus, LLP addressed to the Acquiring Fund and Transferring Fund participating in such reorganization substantially to the effect that for federal income tax purposes:

(a)       The transfer of all of the Transferring Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund (immediately followed by the pro rata, by class, distribution of Acquiring Fund Shares so received to the Transferring Fund Shareholders in complete liquidation of the Transferring Fund and the termination of the Transferring Fund promptly thereafter) will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code (the “368(a)(1)(F) Reorganization”) and the Acquiring Fund and the Transferring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)       No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.

(c)       No gain or loss will be recognized by the Transferring Fund upon the transfer of the Transferring Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Transferring Fund Shareholders in exchange for such shareholders’ shares of the Transferring Fund.

(d)       No gain or loss will be recognized by the Transferring Fund Shareholders upon the exchange of their Transferring Fund shares for Acquiring Fund Shares in the 368(a)(1)(F) Reorganization.

(e)       The aggregate tax basis for Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the 368(a)(1)(F) Reorganization will be the same as the aggregate tax basis of the Transferring Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Transferring Fund Shareholder will include the period during which the Transferring Fund shares exchanged therefor were held by such shareholder, provided the Transferring Fund shares are held as capital assets at the time of the 368(a)(1)(F) Reorganization.

(f)       The tax basis of the Transferring Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Transferring Fund immediately prior to the 368(a)(1)(F) Reorganization. The holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Transferring Fund.

(g)       The Acquiring Fund will succeed to and take into account the items of the Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

(h)       The taxable year of the Transferring Fund will not end as a result of the 368(a)(1)(F) Reorganization. The part of the taxable year of the Transferring Fund before the effective time of the 368(a)(1)(F) Reorganization and the part of the taxable year of the Acquiring Fund after the effective time of the 368(a)(1)(F) Reorganization will constitute a single taxable year of the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Practus, LLP reasonably may request, and each Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Transferring Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1           Except as otherwise provided for herein, the Funds shall bear all expenses of the transactions contemplated by this Agreement.  Such expenses may include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) legal and audit fees; (e) solicitation costs of the transaction; (f) the cost of winding up and liquidating the Transferring Funds; (g) expenses incurred by WFT in obtaining so-called “tail” or “run-off” Trustees & officers errors and omissions insurance coverage in respect of the activities of the current and former trustees and officers of the Trust as they relate to the Transferring Funds, for a period ending six (6) years after the Closing Date; and (h) all other fees listed on the closing/merger schedule provided by CFS. The Acquiring Funds shall bear or cause Systelligence to bear all expenses of the Acquiring Funds with respect to the transactions contemplated by this Agreement, including legal fees of any legal counsel to the Acquiring Trust and audit fees.

9.2           Notwithstanding the foregoing, expenses will in any event be paid by the person directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of an Acquiring Fund or a Transferring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code or would prevent the reorganization of a Transferring Fund into its corresponding Acquiring Fund from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1        The Acquiring Trust, on behalf of each Acquiring Fund, WFT, on behalf of each Transferring Fund, and Systelligence agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants and obligations of each party that by their terms take place after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

10.3        The parties agree that they will not publicly disparage, criticize, or otherwise make any derogatory, detrimental or inflammatory statements, either written or oral, regarding the other parties, its officers, Trustees, directors, employees, former employees, parent companies, subsidiaries, or other affiliated companies, services or business practices or matters described in this Agreement, and such obligation shall survive the consummation of the transactions contemplated hereunder.  The parties agree that, other than the statements regarding the history of the Acquiring Funds as former series of WFT, any written statement regarding the other party shall be approved by such party prior to the release or publishing of such statement, except that the Acquiring Funds may make such references in its registration statement or other regulatory filings as are necessary to satisfy its disclosure and regulatory obligations.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the Acquiring Trust and WFT.  In addition, either the Acquiring Trust or WFT may at its option terminate this Agreement at or prior to the Closing due to:

(a)       a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within thirty (30) days;

(b)       a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)       a determination by either party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

This Agreement may be terminated by a Transferring Fund if WFT is unable to obtain approval of the Reorganization from the shareholders of such Transferring Fund.

11.2       In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either an Acquiring Fund, a Transferring Fund, the Acquiring Trust, WFT, the respective Trustees or officers, to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1       This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Transferring Fund and Acquiring Fund; provided, however, that following the meeting of the Transferring Fund Shareholders called by a Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5       This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any counterpart or other signature delivered by facsimile or by electronic mail shall be deemed for all purposes as being a good and valid execution and delivery of this Agreement by that party. Moreover, the parties hereto further acknowledge and agree that this Agreement and all deliverables hereunder may be signed and/or transmitted by e-mail or a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party's handwritten signature. The parties further consent and agree that (i) to the extent a party signs this Agreement using electronic signature technology, by clicking "SIGN", such party is signing this Agreement electronically; and (ii) the electronic signatures appearing on this Agreement shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

13.6       It is expressly agreed that the obligations of each Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of the Acquiring Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust on behalf of each Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the Acquiring Trust’s Agreement and Declaration of Trust.

13.7       It is expressly agreed that the obligations of each Transferring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of WFT personally, but shall bind only the trust property of the Transferring Fund, as provided in the Agreement and Declaration of Trust of WFT.  The execution and delivery of this Agreement have been authorized by the Trustees of WFT on behalf of each Transferring Fund and signed by authorized officers of WFT, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Transferring Fund as provided in WFT’s Agreement and Declaration of Trust.

13.8       If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

13.9       It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between the Acquiring Trust, on behalf of each Acquiring Fund, and WFT, on behalf of the corresponding Transferring Fund, as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

E-VALUATOR FUNDS TRUST, on behalf of
the Acquiring Funds

By:/s/

Name:
Title: President

WORLD FUNDS TRUST, on behalf of the
Transferring Funds

By:/s/

Name:

Title: President

SYSTELLIGENCE, LLC, with respect to paragraphs 4.3, 5.8(c), 8.2, 9.1 and 10.1 hereof

By:/s/

Name:
Title: President

SCHEDULE 7.4

SCHEDULE OF TERMINATED CONTRACTS

[List all material contracts of the Transferring Funds]

Schedule A

Shareholders of each Transferring Fund will receive shares of the applicable class of the corresponding Acquiring Fund*

World Funds Trust (Transferring Funds)	E-Valuator Funds Trust (Acquiring Funds)
The E-Valuator Very Conservative (0%-15%) RMS Fund	The E-Valuator Very Conservative (0%-15%) RMS Fund
The E-Valuator Conservative (15%-30%) RMS Fund	The E-Valuator Conservative (15%-30%) RMS Fund
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund	The E-Valuator Conservative/Moderate (30%-50%) RMS Fund
The E-Valuator Moderate (50%-70%) RMS Fund	The E-Valuator Moderate (50%-70%) RMS Fund
The E-Valuator Growth (70%-85%) RMS Fund	The E-Valuator Growth (70%-85%) RMS Fund
The E-Valuator Aggressive Growth (85%-99%) RMS Fund	The E-Valuator Aggressive Growth (85%-99%) RMS Fund

* Each Acquiring Fund is a newly created series of E-Valuator Funds Trust.

EXHIBIT C

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Treasurer

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Very Conservative (0%-15%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Very Conservative (0%-15%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on ______________, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 821-2712. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on _________________, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluatorvc.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Very Conservative (0%-15%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Very Conservative (0%-15%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN

1. To approve a proposed change of organization of The E-Valuator Very Conservative (0-15%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.

	○	○	○
2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Conservative (15%-30%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Conservative (15%-30%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on ______________, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 821-2712. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on _________________, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluatorc.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Conservative (15%-30%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Conservative (15%-30%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN

1. To approve a proposed change of organization of The E-Valuator Conservative (15%-30%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.

	○	○	○
2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on ______________, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 821-2712. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on _________________, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluatorcm.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Conservative/Moderate (30%-50%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a proposed change of organization of The E-Valuator Conservative/Moderate (30%-50%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○

2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

The E-Valuator Moderate (50%-70%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Moderate (50%-70%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on ______________, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 821-2712. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on _________________, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluatorm.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Moderate (50%-70%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Moderate (50%-70%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN

1. To approve a proposed change of organization of The E-Valuator Moderate (50%-70%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.

	○	○	○

2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800- 821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Growth (70%-85%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Growth (70%-85%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on ______________, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 821-2712. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on _________________, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluatorg.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Growth (70%-85%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Growth (70%-85%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ●

		FOR	AGAINST	ABSTAIN

1.	To approve a proposed change of organization of The E-Valuator Growth (70%-85%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○
2.	To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800- 821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Aggressive Growth (85%-99%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on ______________, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 821-2712. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on _________________, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluatorag.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Aggressive Growth (85%-99%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ●

	FOR	AGAINST	ABSTAIN

1. To approve a proposed change of organization of The E-Valuator Aggressive Growth (85%-99%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○

2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]